EXHIBIT 99.5

CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements (including the Form S-8 Nos. 033-57137, 333-89807, 333-87744, 333-104495, 333-102590, 333-11549, 333-112522 and an additional Form S-8 to be filed this week; Form S-3 Nos. 333-104530, 333-107631, 333-108610 and 333-114628; and Form S-4 No. 333-60448) of K2 Inc. and the related Prospectuses of our reports dated June 9, 2004 and June 15, 2004 with respect to the consolidated financial statements and schedules of Völkl Sports Holding and CT Sports Holding AG included in this Current Report (Form 8-K) dated as of June 16, 2004.

Naters/Zug, June 16, 2004	TREUHAND & REVISIONS AG

	Albert Bass	Mischa Imboden

	/s/ ALBERT BASS	/s/ MISCHA IMBODEN